Exhibit 10.9

Confidential Treatment Requested by CBOT Holdings, Inc.

FINAL

TREASURY INDEX AGREEMENT

This Index Agreement, dated as of March 29, 2004 (the “Effective Date”), is made by and between Dow Jones & Company, Inc. (“Dow Jones”), having an office at 200 Liberty Street, New York, New York 10281, and the Board of Trade of the City of Chicago, Inc. (the “CBOT”), having an office at 141 West Jackson Boulevard, Chicago, Illinois 60604.

WHEREAS, CBOT is a leading derivatives exchange and has developed an index utilizing the prices of government debt futures contracts (the “Index Methodology”), which can be used to create one or more government debt indexes;

WHEREAS, CBOT intends to offer trading in standardized exchange-traded futures and futures options contracts (“Contracts”) based on an index employing the Index Methodology and prices of certain U.S. Treasury futures contracts offered for trading on the CBOT (the “Treasury Index”), and other Contracts based on the Index Methodology utilizing the prices of other government debt futures contracts;

WHEREAS, Dow Jones has substantial experience and expertise in the calculation and distribution of indexes;

WHEREAS, CBOT has proposed that Dow Jones calculate and distribute the Treasury Index and perform other related services in exchange for a service fee;

WHEREAS, CBOT intends to grant Dow Jones a sole and exclusive license to sublicense the Treasury Index to certain third parties in return for a license fee;

WHEREAS, the parties have agreed to call the Treasury Index the “Dow Jones CBOT Treasury Index” and shall grant licenses of their respective service marks to each other for that purpose.

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NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, it is agreed as follows:

1. Services. CBOT retains Dow Jones to perform the following services (the “Services”):

(a) Dow Jones shall calculate the Treasury Index in accordance with the Index Methodology (attached as Exhibit 1), which may not be modified without the prior written consent of the CBOT and Dow Jones, as of April 1, 2004.

(b) As of April 1, 2004, Dow Jones or its agent shall, or Dow Jones shall arrange for a third party vendor to, calculate, and provide to the CBOT via an electronic feed, the value of the Index at least once every fifteen (15) seconds on each day that the Components (as defined below) are available for trading on or through the facilities of the CBOT, in accordance with procedures established by the CBOT, which procedures may be modified by the CBOT.

(c) Dow Jones shall promptly correct, or instruct its agent to correct, any mathematical errors made in Dow Jones’ computation of the Treasury Index of which Dow Jones becomes aware in accordance with Dow Jones’ then current data correction policy.

(d) Dow Jones shall respond in a timely fashion to any reasonable request by the CBOT for information regarding the Treasury Index.

(e) Dow Jones shall use reasonable efforts to safeguard the confidentiality of all impending changes in the Components or Index Methodology until the disclosure of such changes is authorized by the CBOT, and shall require the same of any agent with whom it has contracted for computation of the Treasury Index.

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2. Contracts.

(a) Dow Jones is not, and shall not be, obligated to engage in any way or to any extent in any marketing or promotional activities in connection with the Contracts or in making any representation or statement to investors or prospective investors in connection with the marketing or promotion of the Contracts by the CBOT.

(b) The CBOT shall use the statement contained in Exhibit 2 hereto in each contract market designation application and in the terms and conditions of any Contracts (and upon request shall furnish copies thereof to Dow Jones), and the CBOT expressly agrees to be bound by the terms of the statement contained in Exhibit 2 hereto (which terms are expressly incorporated herein by reference and made a part hereof). Any changes in the statement contained in Exhibit 2 hereto must be approved in advance in writing by an authorized officer of Dow Jones.

3. Treasury Index and Component Data. To enable Dow Jones to perform the Services, CBOT shall provide Dow Jones with real time price information of the futures contracts underlying the Treasury Index (the “Components”) via a Reuters’ data feed (or via Dow Jones’ other then-current data supplier) subject to Dow Jones’ subscriber agreement with Reuters (or such other data supplier) and the History (as defined below). CBOT shall provide Reuters (or such other data supplier) all fee waivers within its reasonable control for Dow Jones to receive all data reasonably necessary for Dow Jones to perform the Services. Any failure of Dow Jones to fulfill any of its obligations under this Agreement due to CBOT’s failure to timely provide accurate information shall not constitute a breach of this Agreement by Dow Jones. CBOT grants to Dow Jones (a) a sole and exclusive during the Term, worldwide, non-transferable, license to (i) use the real-time information related to the Components provided by CBOT to Dow Jones under this Section 3 solely in connection with calculating the real-time values of the Treasury Index in accordance with Section

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1(b) hereof (except that CBOT may calculate the values of the Treasury Index on an emergency back-up basis if Dow Jones is not able to do so) and (ii) redistribute any end-of-day information with respect to the Components, History and values of the Treasury Index to Third-Party Licensees (as defined in Section 5(a)); (b) a non-exclusive, worldwide, non-transferable, perpetual, royalty-free license to publish and redistribute the list of Components as existed during the Term, end-of-day information related to the Components as existed during the Term, History and the daily high, low and closing values of the Treasury Index that are calculated during the Term (including, without limitation, historical index levels) in Dow Jones’ products and services; and (c) a sole, but not exclusive, worldwide non-transferable license to distribute the real-time values of the Treasury Index. The History shall mean daily high, low and closing prices of the Components from November 30, 1999, through March 31, 2004.

4. Proprietary Rights.

(a) Dow Jones disclaims any and all rights in the Treasury Index, the Index Methodology or any of the Intellectual Property related thereto, including U.S. Patent Application No. 10/435,760 titled, “Capital Market Index and Futures Contract”, except for the licenses granted in Sections 3, 5 and 9(b) hereof and as may otherwise be provided under applicable law.

(b) Dow Jones expressly acknowledges and agrees that (1) CBOT has the exclusive property rights in and to Market Data (as defined below); and (2) CBOT’s trademarks, service marks and trade names, including but not limited to Chicago Board of Trade, Board of Trade, CBOT, e-cbot and the CBOT Treasury Index (collectively, the “CBOT Marks’) are valuable assets of CBOT. Market Data shall mean bids, asks and market prices, opening and closing range prices, high-low prices, settlement prices, estimated and actual contract volume and other information regarding the Components, Contracts based on the Treasury Index and traded on the CBOT, and the values of the Treasury Index.

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(c) Each party shall treat as confidential and shall not disclose or transmit to any third party (1) any documentation or other materials that are marked as “Confidential” by the providing party and (2) the terms of this Agreement (collectively, “Confidential Information”). Confidential Information as described in clause (1) of the preceding sentence shall not include (A) any information that is available to the public or to the receiving party hereunder from sources other than the providing party (provided that such source is not subject to a confidentiality agreement with regard to such information) or (B) any information that is independently developed by the receiving party without use or reference to information from the providing party.

(d) Notwithstanding the foregoing, either party may reveal Confidential Information to any regulatory agency or court of competent jurisdiction if such information to be disclosed is (1) approved in writing by the providing party for disclosure or (2) required by law, regulatory agency or court order to be disclosed by the receiving party, provided, if permitted by law, that prior written notice of such required disclosure is given to the providing party and provided further that the receiving party shall cooperate with the providing party to limit the extent of such disclosure. The provisions of Sections (c) and (d) shall survive termination or expiration of this Agreement for a period of five (5) years from disclosure by either party to the other of the last item of such Confidential Information.

5. License.

(a) The CBOT grants Dow Jones a sole and exclusive, worldwide, non-transferable license for the term of this Agreement (1) to use the Treasury Index and Index Methodology solely in the performance of the Services and (2) to grant sublicenses to third parties (“Third-Party

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Licensees”) other than derivatives exchanges to use the Treasury Index and Composite Mark (as defined in Section 8) during the term of this Agreement in connection with the issuance, management, marketing, promotion, sale and trading of financial products (other than standardized exchange-traded futures or exchange-traded futures options contracts), including, without limitation, over the counter financial products and exchange-traded funds (the “Products”).

(b) Dow Jones shall require Third-Party Licensees to enter into Dow Jones standard license agreement (including, without limitation, limitations of liability and indemnification provisions) inuring to the benefit of CBOT. Dow Jones shall further require the Third-Party Licensees to use the statement contained in Exhibit 3 hereto in each application for regulatory approval and in the terms and conditions of any Products (and upon request shall furnish copies thereof to the CBOT), and Dow Jones and CBOT expressly agree to be bound by the terms of the statement contained in Exhibit 3 hereto (which terms are expressly incorporated herein by reference and made a part hereof). Any changes in the statement contained in Exhibit 3 hereto must be approved in advance in writing by an authorized officer of the CBOT.

(c) The CBOT retains the right to distribute the values of the Treasury Index and to grant licenses to persons other than Dow Jones to distribute the values of the Treasury Index.

6. Service Fees.

(a) In consideration of the Services provided by Dow Jones, CBOT shall pay Dow Jones (i) a one-time software set up fee of [**], which shall be payable upon the Effective Date, and (ii) a quarterly fee equal to [**] in such quarter (the “Quarterly Service Fee”). The Quarterly Service Fee shall be payable within thirty (30) days of the end of each calendar quarter.

(b) Dow Jones shall have the right to audit on a confidential basis the relevant books and records of the CBOT to confirm the accuracy of any one or more calculations of Quarterly Service

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Fees. Dow Jones shall bear its own costs of any such audit unless it is determined that CBOT has underpaid by [**] or more with respect to the payments being audited, in which case Dow Jones’ costs of such audit shall be paid CBOT.

7. License Fee.

(a) In consideration of the license granted in Section 5(a), Dow Jones agrees to pay to CBOT a quarterly fee equal to [**] (i.e., not including the Quarterly Service Fee) for use with Products (the “Treasury Index License Fee”). The Treasury Index License Fee shall be payable within thirty (30) days of the end of each calendar quarter. For the avoidance of doubt, neither party shall pay the other any revenues related to distribution of data related to the Treasury Index.

(b) [**], and notwithstanding any other provision of this Agreement, [**]. For the avoidance of doubt, the foregoing sentence means that [**].

(c) CBOT shall have the right to audit on a confidential basis the relevant books and records of Dow Jones to confirm the accuracy of any one or more calculations of License Fees. CBOT shall bear its own costs of any such audit unless it is determined that Dow Jones has underpaid by 5% or more with respect to the payments being audited, in which case CBOT’s costs of such audit shall be paid by Dow Jones.

8. Name of the Index. The parties agree to refer to, and to require sublicensees to refer to the Treasury Index as the “Dow Jones CBOT Treasury Index” (the “Composite Mark”).

9. Service Mark Cross License.

(a) Dow Jones grants CBOT a non-exclusive, non-transferable license to use the service mark “Dow Jones” (the “Dow Jones Marks”) during the term of this Agreement only as a component of the Composite Mark in connection with the marketing and promotion of the Treasury Index, the distribution of the values thereof, and the Contracts.

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(b) CBOT grants Dow Jones a non-exclusive, non-transferable license (1) to use the service mark “CBOT” during the term of this Agreement only as a component of the Composite Mark in connection with the sublicensing, marketing and promotion of the Treasury Index and the distribution of the data and information related thereto, and (2) to grant sublicenses to Third-Party Licensees of the Treasury Index to use the CBOT Marks and the Composite Mark in connection with the issuance, management, marketing, promotion, sale and trading of Products.

10. Trademark Filings, Recognition of Intellectual Property Rights; Protection of Intellectual Property, Quality Control

(a) The parties agree that neither party shall own the Composite Mark, neither party shall register or apply for registration of such Composite Mark without the other party’s prior written consent. After termination or expiration of this Agreement, each party shall discontinue use of the Composite Mark, shall disclaim any ownership rights in the other party’s own trademark forming a part of such mark, and shall assign to the other party any rights in such party’s own trademark forming a part of such mark and the goodwill associated therewith that it might have acquired during the term of this Agreement.

(b) During the term of this Agreement, each party shall apply for such trademark and trade name registrations for its Marks only in such jurisdictions, if any, where such party, in its sole discretion, considers such filings appropriate. The parties shall reasonably cooperate with each other in the maintenance of such rights and registrations and shall do such acts and execute such instruments as are reasonably necessary or appropriate for such purpose.

(c) CBOT agrees that the Dow Jones Marks and all Intellectual Property and other rights, registrations and entitlement thereto, together with all applications, registrations and filings with respect to any of the Dow Jones Marks and any renewals and extensions of any such applications, registration and filings, are and shall remain the sole and exclusive property of Dow Jones. CBOT

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agrees to cooperate with Dow Jones in the maintenance of such rights and registration and shall do such acts and execute such instruments as are reasonably necessary or appropriate for such purpose. CBOT acknowledges that each of the Dow Jones Marks is part of the business and goodwill of Dow Jones and agrees that it shall not, during the term of this Agreement or thereafter, contest the fact that CBOT’s rights in the Dow Jones Marks under this Agreement (i) are limited solely to the use of the Dow Jones Marks permitted by Section 9(a), and disclosure about the Contracts under applicable law as provided in Section 4(d), and (ii) shall cease upon termination of this Agreement, except as otherwise expressly provided herein. CBOT recognizes the great value of the reputation and goodwill associated with the Dow Jones Marks and acknowledges that such goodwill associated with the Dow Jones Marks belongs exclusively to Dow Jones, and that Dow Jones is the owner of all right, title and interest in and to the Dow Jones Marks. CBOT further acknowledges that all rights in any translations, derivatives or modifications in the Dow Jones Marks which may be created by or for Dow Jones shall be and shall remain the exclusive property of Dow Jones and said property shall be and shall remain a part of the Intellectual Property subject to the provisions and conditions of this Agreement. CBOT shall never, either directly or indirectly, contest Dow Jones’s exclusive ownership of any of the Dow Jones Marks. CBOT shall use the following notice when referring to any of the Dow Jones Marks in any informational materials to be used in connection with the Products (including, where applicable, advertisements, brochures and promotional and any other similar informational materials, and any documents or materials required to be filed with governmental or regulatory agencies) that in any way use or refer to the Treasury Index or any of the Dow Jones Marks (collectively, the “Dow Informational Materials”):

“Dow Jones” is a service mark of Dow Jones & Company, Inc. “Dow Jones CBOT Treasury Index” is a service mark of Dow Jones and the Board of Trade of the City of Chicago, Inc. and the Dow Jones CBOT Treasury Index is owned by CBOT and calculated by Dow Jones. CBOT’s futures and futures options contracts based on the Dow Jones CBOT Treasury Index ™ are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in such product(s).

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or such similar language as may be approved in advance in writing by Dow Jones.

(d) Dow Jones agrees that the CBOT Marks and all Intellectual Property and other rights, registrations and entitlement thereto, together with all applications, registrations and filings with respect to any of the CBOT Marks and any renewals and extensions of any such applications, registration and filings, are and shall remain the sole and exclusive property of CBOT. Dow Jones agrees to cooperate with CBOT in the maintenance of such rights and registration and shall do such acts and execute such instruments as are reasonably necessary or appropriate for such purpose. Dow Jones acknowledges that each of the CBOT Marks is part of the business and goodwill of CBOT and agrees that it shall not, during the term of this Agreement or thereafter, contest the fact that Dow Jones’ rights in the CBOT Marks under this Agreement (i) are limited solely to the use of the CBOT Marks permitted by Section 9(b), and (ii) shall cease upon termination of this Agreement, except as otherwise expressly provided herein. Dow Jones recognizes the great value of the reputation and goodwill associated with the CBOT Marks and acknowledges that such goodwill associated with the CBOT Marks belongs exclusively to CBOT, and that CBOT is the owner of all right, title and interest in and to the CBOT Marks. Dow Jones further acknowledges that all rights in any translations, derivatives or modifications in the CBOT Marks which may be created by or for the CBOT shall be and shall remain the exclusive property of CBOT and said property shall be and shall remain a part of the Intellectual Property subject to the provisions and conditions of this Agreement. Dow Jones shall never, either directly or indirectly, contest CBOT’s exclusive ownership of any of the CBOT Marks. Dow Jones shall use, and shall require sublicensees to use, the following notice when referring to any of the CBOT Marks in any informational materials to be used in connection with the Treasury Index, the Contracts or the Products (including, where applicable, advertisements,

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brochures and promotional and any other similar informational materials, and any documents or materials required to be filed with governmental or regulatory agencies) that in any way use or refer to CBOT, the Treasury Index or any of the CBOT Marks (collectively, the “CBOT Informational Materials”):

“CBOT,” “e-cbot” and “Chicago Board of Trade” are service marks of the Board of Trade of the City of Chicago, Inc.”Dow Jones CBOT Treasury Index” is a service mark of Dow Jones and the Board of Trade of the City of Chicago, Inc. [Products] based on the Dow Jones CBOT Treasury Index ™ are not sponsored, endorsed, sold or promoted by the CBOT, and the CBOT makes no representation regarding the advisability of trading in such product(s).

or such similar language as may be approved in advance in writing by the CBOT.

(e) In the event that either party learns of any infringement or imitation of any CBOT Mark, Dow Jones Mark or the Composite Mark, or of any use by any person of a trademark similar to any of the CBOT Marks, the Dow Jones Marks or Composite Mark, it shall promptly notify the other party. The party having ownership of the Mark shall take such action as it deems advisable for the protection of rights in and to its Marks and, if requested to do so, the other party shall cooperate in all respects, at such other party’s expense, including, without limitation, by being a plaintiff or co-plaintiff and, upon reasonable request, by causing its officers to execute appropriate pleadings and other necessary documents. In no event, however, shall either party be required to take any action it deems inadvisable. Dow Jones shall have no right to take any action which would materially affect the Treasury Index, the Composite Mark and/or any of the CBOT Marks without CBOT’s prior written approval. CBOT shall have no right to take any action which would materially affect the Composite Mark and/or any of the Dow Jones Marks without Dow Jones’ prior written approval.

(f) Each Party shall use its best efforts to protect the goodwill and reputation of the other party, the Treasury Index, the Composite Mark and the other party’s Marks in connection with its use of the Treasury Index, the Composite Mark and any of the other party’s Marks under this

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Agreement. Each party shall submit to the other party, for such other party’s review and approval, and each party shall not use until receiving the other party’s approval thereof in writing, all Informational Materials. Such other party’s approval shall be required with respect to the use of and description of a party, the Treasury Index or any of the party’s Marks. The approving party shall notify the other party of its approval or disapproval of any Informational Materials within 72 hours (excluding any day which is a Saturday or Sunday or a day on which the CBOT is closed) following receipt thereof. Once Informational Materials have been approved, subsequent Informational Materials which do not alter the use or description of the party, the Treasury Index or such party’s Marks, as the case may be, need not be submitted for review and approval.

(g) Except as may be expressly otherwise agreed in writing, or as otherwise permitted or required under this Agreement, the CBOT Marks and the Dow Jones Marks, the marks of any of their respective affiliates or the marks of any third party, to the extent they appear in any Informational Material, shall appear separately and shall be clearly identified with regard to ownership. For the purpose of this Agreement, an affiliate shall mean a person or entity (“Person”) that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. For the purposes of this definition, control shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

(h) Each party agrees that any proposed change in the use of the other party’s Marks shall be submitted to such other party for, and shall be subject to, such other party’s prior written consent.

(i) If at any time either party is of the opinion that the other party is not properly using its Intellectual Property in connection with the Services, Products or Informational Materials, or that the

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standard of quality thereof does not conform to the standards as set forth herein, such party shall give notice to the other party to that effect. Upon receipt of such notice, the party shall forthwith correct the defects in the Services, the sublicensed Products or the Informational Materials so that they comply with all required standards.

11. Term and Termination.

(a) This Agreement shall be effective on the Effective Date and shall expire upon the fifth anniversary thereof (the “Initial Term”), unless terminated earlier as provided herein. At the end of the Term, this Agreement shall automatically renew for successive one-year periods (each, a “Renewal Term”) unless either party terminates the Agreement by providing the other party a written notice to that effect ninety (90) days prior to the end of the then-current term. (The Initial Term and the Renewal Term, the “Term”.)

(b) If there is a material breach of this Agreement by either party (such party, the “breaching party” and the other party, the “non-breaching party”), or if either party (such party, the “harmed party”) believes in good faith that material damage or harm is occurring to its reputation or good will by reason of its continued performance hereunder, then the non-breaching party or the harmed party, as the case may be, may terminate this Agreement, effective thirty (30) days after written notice thereof to the other party (with reasonable specificity as to the nature of the breach or the condition causing such damage or harm, as the case may be, and including a statement as to such party’s intent to terminate), unless the other party shall correct such breach or the condition causing such damage or harm, as the case may be, within such thirty (30) day period.

(c) CBOT or Dow Jones may terminate this Agreement upon ninety (90) days prior notice to the other (or such lesser period of time as may be necessary pursuant to law, rule, regulation or court order) if any material litigation or material regulatory proceeding regarding a Product or Contract is

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commenced and such Party reasonably believes that such litigation or regulatory proceeding is reasonably likely to have a material and adverse effect on the good name or reputation of such Party or on such Party’s ability to perform its obligations under this Agreement.

(d) Notwithstanding anything to the contrary herein, in the event that there shall occur any change in law (statutory law, case law or otherwise) relating to or affecting the liability of index providers to third parties, and Dow Jones thereafter ceases to engage in the business of providing real-time data or licensing indexes as the basis of financial products, Dow Jones shall have the right to terminate this Agreement upon written notice to CBOT.

(e) In the event either CBOT or Dow Jones shall (i) give notice of termination pursuant to this Section 11, any Contracts or Products then existing (“Pending Contracts”) may continue to be traded to the expiration date thereof, and (ii) to the extent necessary for such purpose, the parties’ rights and obligations hereunder shall be deemed to continue until the expiration date of the last of such Pending Contracts. Notwithstanding the above, any Pending Contracts without open interest which expire or mature after the farthest contract month with open interest shall be terminated. Notwithstanding the above, in the event of a termination by either party under Section 11(b) by reason of any breach of the other relating to its obligations under this Agreement with respect to CBOT’s Intellectual Property, Section 10(i) shall continue to apply to the breaching party.

(f) Dow Jones may terminate this Agreement, upon written notice to CBOT, if any source of data necessary to calculate, distribute or license the Treasury Index as contemplated herein (i) ceases to provide such data to Dow Jones; (ii) terminates Dow Jones’ right to receive necessary data in the form of a “feed” from such source, (iii) materially restricts Dow Jones’ right to redistribute necessary data received from such source, (iv) institutes charges (other than normal and customary charges or charges which Dow Jones deems to be reasonable to be incurred in connection

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with providing or licensing the Treasury Index) for the provision of necessary data to Dow Jones or the redistribution of necessary data by Dow Jones, (v) Dow Jones ceases to compile, calculate and distribute the Dow Jones’ proprietary indexes generally; or (vi) Dow Jones ceases to compile, calculate and/or distribute indexes as a service provider for third parties generally (but Dow Jones will use all reasonable efforts to provide CBOT with as much prior notice as is reasonably practicable under the circumstances).

12. Warranties, Disclaimers

(a) (1) Each party represents and warrants to the other that it has the authority to enter into this Agreement according to its terms, and that its execution and delivery of this Agreement and its performance hereunder will not violate any agreement applicable to it or violate any applicable laws (including, without limitation, intellectual property rights of third parties), rules or regulations. (2) CBOT represents that it owns and has the right to license hereunder the Intellectual Property licensed hereunder. CBOT represents and warrants to Dow Jones that the Contracts and the marketing and promotion thereof, by CBOT will not violate any agreement applicable to CBOT or violate any applicable laws, rules or regulations, including without limitation, securities, commodities, and banking laws. (3) Dow Jones represents that it owns and has the right to license hereunder the Dow Jones Marks. Dow Jones shall require that each Third-Party Licensee substantially represent and warrant to Dow Jones that the Products and the marketing and promotion thereof will not violate any agreement applicable to Dow Jones or violate any applicable laws, rules or regulations, including without limitation, securities, commodities and banking laws.

(b) Without limiting the disclaimers set forth in this Agreement, in no event shall the cumulative liability of Dow Jones to CBOT and its affiliates under or relating to this Agreement or the cumulative liability of CBOT to Dow Jones and its affiliates under or relating to this Agreement at any time exceed the greater of (i) [**] and (ii) [**]. The preceding limitations of liability shall not apply to either party’s indemnification obligations hereunder.

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(c) Prior to the Commencement Date, the CBOT will adopt, and during the term hereof the CBOT will maintain, as part of its rules, to be set forth in the terms of the Contracts and in the CBOT’s Rules and Regulations, a limitation on liability of index administrators, with respect to trading on or through the CBOT, which is in form and substance substantially as set forth in CBOT Regulation 189.01.

(d) In the event that any third party shall commence any litigation, action or proceeding, or make any claim, against Dow Jones which alleges liability of Dow Jones by reason of miscalculation or error in the Index (whether or not any Product is based on such Index), the CBOT shall, at Dow Jones’ request, participate in the defense thereof in any manner reasonably requested by Dow Jones, at the CBOT’s own expense up to an aggregate of [**] out-of-pocket expenses therefore.

13. Indemnification

(a) The CBOT shall indemnify and hold harmless Dow Jones and its affiliates, and their respective officers, directors, members, employees and agents, against any and all judgments, damages, liabilities, costs and losses of any kind (including reasonable attorneys’ and experts’ fees) (collectively, “Losses”) that arise out of or relate to (i) any breach by the CBOT of its representations and warranties or covenants under this Agreement, or (ii) subject to Section 12(d), any claim, action or proceeding that arises out of or relates to the Contracts; provided, however, that Dow Jones must promptly notify the CBOT in writing of any such claim, action or proceeding (but the failure to do so shall not relieve the CBOT of any liability hereunder except to the extent the CBOT has been materially prejudiced therefrom). The CBOT may elect, by written notice to

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Dow Jones within ten (10) days after receiving notice of such claim, action or proceeding from Dow Jones, to assume the defense thereof with counsel reasonably acceptable to Dow Jones. If the CBOT does not so elect to assume such defense or disputes its indemnity obligation with respect to such claim, action or proceeding, or if Dow Jones reasonably believes that there are conflicts of interest between Dow Jones and the CBOT or that additional defenses are available to Dow Jones with respect to such defense, then Dow Jones shall retain its own counsel to defend such claim, action or proceeding, at the CBOT’s expense. The CBOT shall periodically reimburse Dow Jones for its expenses incurred under this Section 13(a). Dow Jones shall have the right, at its own expense, to participate in the defense of any claim, action or proceeding against which it is indemnified hereunder; provided, however, that Dow Jones shall have no right to control the defense, consent to judgment, or agree to settle any such claim, action or proceeding without the written consent of the CBOT unless Dow Jones waives its right to indemnity hereunder. The CBOT, in the defense of any such claim, action or proceeding, except with the written consent of Dow Jones, shall not consent to entry of any judgment or enter into any settlement which (X) does not include, as an unconditional term, the grant by the claimant to Dow Jones of a release of all liabilities in respect of such claims or (Y) otherwise adversely affects the rights of Dow Jones.

(b) Notwithstanding Section 13(a), the CBOT shall not have any obligation to indemnify and hold harmless Dow Jones and its affiliates, and their respective officers, directors, members, employees and agents, to the extent that Losses arise out of or relate to (1) any claim for which Dow Jones is obligated to indemnify CBOT pursuant to Section 13(d), (2) the willful or reckless misconduct of any of Dow Jones’ officers, directors, employees or agents acting within the scope of their authority.

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(c) The indemnification provisions set forth in Sections 13(a) and (b) are solely for the benefit of Dow Jones and are not intended to, and do not, create any rights or causes of actions on behalf of any third party.

(d) Dow Jones shall indemnify and hold harmless CBOT and its affiliates, and their respective officers, directors, members, employees and agents, against any and all judgments, damages, liabilities, costs and losses of any kind (including reasonable attorneys’ and experts’ fees) (collectively, “Losses”) that arise out of or relate to any breach by Dow Jones of its representations and warranties under this Agreement; provided, however, that CBOT must promptly notify Dow Jones in writing of any such claim, action or proceeding (but the failure to do so shall not relieve Dow Jones of any liability hereunder except to the extent Dow Jones has been materially prejudiced therefrom). Dow Jones may elect, by written notice to CBOT within ten (10) days after receiving notice of such claim, action or proceeding from the CBOT, to assume the defense thereof with counsel reasonably acceptable to the CBOT. If Dow Jones does not so elect to assume such defense or disputes its indemnity obligation with respect to such claim, action or proceeding, or if the CBOT reasonably believes that there are conflicts of interest between the CBOT and Dow Jones or that additional defenses are available to the CBOT with respect to such defense, then CBOT shall retain its own counsel to defend such claim, action or proceeding, at Dow Jones’ expense. Dow Jones shall periodically reimburse the CBOT for its expenses incurred under this Section 13(d). The CBOT shall have the right, at its own expense, to participate in the defense of any claim, action or proceeding against which it is indemnified hereunder; provided, however, that the CBOT shall have no right to control the defense, consent to judgment, or agree to settle any such claim, action or proceeding without the written consent of Dow Jones unless the CBOT waives its right to indemnity hereunder. Dow Jones, in the defense of any such claim, action or

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proceeding, except with the written consent of the CBOT, shall not consent to entry of any judgment or enter into any settlement which (X) does not include, as an unconditional term, the grant by the claimant to the CBOT of a release of all liabilities in respect of such claims or (Y) otherwise adversely affects the rights of the CBOT.

(e) Notwithstanding Section 13(d), Dow Jones shall not have any obligation to indemnify and hold harmless the CBOT and its affiliates, and their respective officers, directors, members, employees and agents, to the extent that Losses arise out of or relate to (1) a breach by the CBOT of its representations, warranties or covenants under this Agreement, or (2) the willful or reckless misconduct of any of the CBOT’s officers, directors, employees or agents acting within the scope of their authority.

(f) The indemnification provisions set forth in Sections 13(d) and (e) are solely for the benefit of CBOT and are not intended to, and do not, create any rights or causes of actions on behalf of any third party.

14. Suspension of Performance. Notwithstanding anything herein to the contrary, neither Dow Jones nor the CBOT shall bear responsibility or liability to each other or to third parties for any Losses arising out of any delay in or interruptions of performance of their respective obligations under this Agreement due to any act of God, act of governmental hostility, or act of public enemy, or due to war, the outbreak or escalation of hostilities, riot, fire, flood, civil commotion, insurrection, labor difficulty (including without limitation, any strike, or other work stoppage, or slow-down), severe or adverse weather conditions, power failure, communications line or other technological failure, or other similar cause beyond the reasonable control of the party so affected; provided, however, that nothing in this Section 14 shall affect either party’s obligations under Section 13.

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15. Injunctive Relief. In the event of a material breach by one party (“Breaching Party”) of provisions of this Agreement relating to the Confidential Information of the other party (“Non-breaching Party”), the Breaching Party acknowledges and agrees that damages would be an inadequate remedy and that the Non-breaching Party shall be entitled to preliminary and permanent injunctive relief to preserve such confidentiality or limit improper disclosure of such Confidential Information, but nothing herein shall preclude the Non-breaching Party from pursuing any other action or remedy for any breach or threatened breach of this Agreement. All remedies under this Section 15 shall be cumulative.

16.	Other Matters.

(a) This Agreement is solely and exclusively between the parties hereto and, except to the extent otherwise expressly provided herein, shall not be assigned or transferred, nor shall any duty hereunder be delegated, by either party, without the prior written consent of the other party, and any attempt to so assign or transfer this Agreement or delegate any duty hereunder without such written consent shall be null and void; provided, however, that any affiliate of the CBOT identified below may use the Treasury Index and the Composite Mark and the Dow Jones Marks in connection with the issuance, marketing and promotion of the Contracts, provided that such affiliate shall be subject to all of the terms and conditions of this Agreement applicable to the CBOT. This Agreement shall be valid and binding on the parties hereto and their successors and permitted assigns. As of the Effective Date, CBOT’s affiliates include Electronic Chicago Board of Trade Inc.

(b) This Agreement, including the Schedules and Exhibits hereto (which are hereby expressly incorporated into and made a part of this Agreement), constitutes the entire agreement of the parties hereto with respect to its subject matter, and supersedes any and all previous agreements between the parties with respect to the subject matter of this Agreement. There are no oral or written collateral representations, agreements or understandings except as provided herein.

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(c) No waiver, modification or amendment of any of the terms and conditions hereof shall be valid or binding unless set forth in a written instrument signed by duly authorized officers of both parties. The delay or failure by any party to insist, in any one or more instances, upon strict performance of any of the terms or conditions of this Agreement or to exercise any right or privilege herein conferred shall not be construed as a waiver of any such term, condition, right or privilege, but the same shall continue in full force and effect.

(d) No breach, default or threatened breach of this Agreement by either party shall relieve the other party of its obligations or liabilities under this Agreement with respect to the protection of the property or proprietary nature of any property which is the subject of this Agreement.

(e) All notices and other communications under this Agreement shall be (1) in writing, (2) delivered by hand (with receipt confirmed in writing), by registered or certified mail (return receipt requested), or by facsimile transmission (with receipt confirmed in writing), to the address or facsimile number set forth below or to such other address or facsimile number as either party shall specify by a written notice to the other, and (3) deemed given upon receipt.

If to Dow Jones:	Dow Jones & Company, Inc.
4300 N. Route 1
South Brunswick, NJ 08852
Attn: Legal Department
Fax: 609 520 4021

If to the CBOT:	Board of Trade of the City of Chicago, Inc.
141 West Jackson Boulevard
Chicago, Illinois 60604
ATTN: Carol Burke, Executive Vice President & Chief of Staff
Fax No. 312.341.3392

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(f) This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of New York without reference to or inclusion of the principles of choice of law or conflicts of law of that jurisdiction. It is the intent of the parties that the substantive law of the State of New York govern this Agreement and not the law of any other jurisdiction incorporated through choice of law or conflicts of law principles. Each party agrees that any legal action, proceeding, controversy or claim between the parties arising out of or relating to this Agreement may be brought and prosecuted only in the United States District Court for the Southern District of New York or in the Supreme Court of the State of New York in and for the First Judicial Department, and by execution of this Agreement each party hereto submits to the exclusive jurisdiction of such court and waives any objection it might have based upon improper venue or inconvenient forum. Each party hereby waives any right it may have to a jury trial in connection with any legal action, proceeding, controversy or claim between the parties arising out of or relating to this Agreement.

(g) This Agreement (and any related agreement or arrangement between the parties hereto) is solely and exclusively for the benefit of the parties hereto and their respective successors, and nothing in this Agreement (or any related agreement or arrangement between the parties hereto), express or implied, is intended to or shall confer on any other person or entity (including, without limitation, any purchaser or seller of any Contract traded on the CBOT or any Product issued by a Third-Party Licensee), any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement (or any such related agreement or arrangement between the parties hereto).

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(h) Sections 4(c) and (d) (as provided therein), 8, 11(b), (c), (d), (e) and (f), 13, and 17(e), (f), (g) and (h) shall survive the expiration or termination of this Agreement.

(i) The parties hereto are independent contractors. Nothing herein shall be construed to place the parties in the relationship of partners or joint venturers, and neither party shall acquire any power, other than as specifically and expressly provided in this Agreement, to bind the other in any manner whatsoever with respect to third parties.

(j) All references herein to “reasonable efforts” shall include taking into account all relevant commercial and regulatory factors. All references herein to “regulations” or “regulatory proceedings” shall include regulations or proceedings by self-regulatory organizations such as securities or futures exchanges.

(k) Dow Jones also shall cooperate with the CBOT upon reasonable request by the CBOT in any promotional, marketing or educational activities designed to enhance the acceptance and use of the Treasury Index by bond market professionals and the public so long as such request is consistent with Dow Jones’ then-current general marketing plans with respect to Dow Jones’ proprietary indexes. For the avoidance of doubt, Dow Jones is not, and shall not be, obligated to engage in any way or to any extent in any marketing or promotional activities in connection with the Contracts or Products or in making any representation or statement to investors or prospective investors in connection with the marketing or promotion of the Contracts or Products, and CBOT is not, and shall not be, obligated to engage in any way or to any extent in any marketing or promotional activities in connection with any Products or in making any representation or statement to investors or prospective investors in connection with the marketing or promotion of Products.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed in its name and on its behalf by the officer or representative duly authorized on the day and year first above written.

BOARD OF TRADE OF THE CITY OF CHICAGO, INC.		DOW JONES & COMPANY, INC.

By:	/s/ Bernard W. Dan	By:	/s/ Michael A. Petronella
	Bernard W. Dan		Michael A. Petronella
	President and Chief Executive Officer		President

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EXHIBIT 1

INDEX METHODOLOGY*

The CBOT Treasury Index is a weighted average price of CBOT 5-Year Note futures, 10-Year Note futures, and Bond futures contracts. Weighting is by modified duration, using standard formulae. The significance of duration is its utility as a measure of bond price volatility.

Definitions: (Macaulay) duration refers to a weighted average term-to-maturity of a bond’s cash flows. These weights are the present value of each cash flow as a percent of the present value of all the bond’s cash flows. Modified duration is equal to Macaulay duration divided by: 1 plus half the bond’s yield.

For calculation purposes the Treasury Index makes the following assumptions:

•	The 5-year futures contract is a 6.00% semi-annual coupon note maturing in 5 years;

•	The 10-year futures contract is a 6.00% semi-annual coupon note maturing in 10 years;

•	The Bond futures contract is a 6.00% semi-annual coupon bond maturing in 20 years.

The example that follows illustrates calculation of the Treasury Index using hypothetical price data for the March 2004 and June 2004 futures contracts at the hypothetical close of business February 27, 2004.

Table 1

Treasury Index Calculation Examples

Basis March
Settle (March)	Coupon	Maturity	Price	Yield	Duration	Mod_Dur	Weights	W*P	WAP
12/1/2003	6%	12/1/2008	113 4/32	3.143%	4.436	4.368	2.7588	312.0933	¯
12/1/2003	6%	12/1/2013	114 8/32	4.237%	7.836	7.674	1.5702	179.3976
12/1/2003	6%	12/1/2023	111 16/32	5.078%	12.355	12.049	1.0000	111.5000
							SUM	SUM
							5.3291	602.9909	113 5/32

Table 1 illustrates the Index calculation for March. Yields are calculated using the hypothetical prices displayed in the price column. Duration and Modified duration (Mod_Dur) are calculated (in Excel) using the yields derived from the prices. Weights are calculated with the Bond’s modified duration in the numerator. Using the modified durations in Table 1, weights are calculated as follows:

5 YR = 12.049 / 4.368 = 2.7588

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10 YR = 12.049 / 7.674 = 1.5702

Bonds = 12.049 / 12.049 = 1.000

The sum of the weights = 2.7588+ 1.5702 + 1.000 = 5.3291

The weighted average price (WAP = 113 5/32) is the sum of the prices times the weights (602.9909) divided by the sum of the weights (5.3291). The weighted average price (WAP) is the Index value for the March expiry.

To determine the Index value for the June Expiry the Index is rebalanced. First the WAP is calculated using June contract prices, yields and durations. Then the June Index WAP is set equal to the closing March Index expiry using a divisor.

Table 2 below displays Index calculations using June contract prices.

Table 2

Basis June (Without Divisor)
Settle	Coupon	Maturity	Price	Yield	Duration	Mod_Dur	Weights	W*P	WAP (June)
3/1/2004	6%	3/1/2009	112 24/32	3.219%	4.435	4.365	2.7503	310.0912	¯
3/1/2004	6%	3/1/2014	113 16/32	4.323%	7.828	7.662	1.5667	177.8172
3/1/2004	6%	3/1/2024	110 12/32	5.162%	12.314	12.004	1.0000	110.3750
							SUM	SUM
							5.3169	598.2834	112 17/32

The Index Value (before rebalancing) is equal to the weighted average price (WAP) of the contracts, in this case 112 17/32nds. This means that at the close business February 27, 2004, the Index value calculated using March contracts would be equal to 113 5/32nds and 112 17/32nds using June contracts. A divisor is used to equalize them.

The divisor used to equalize Index values at expiry is equal to the quotient of the WAP using expiring contracts and the WAP using their replacements. In this case the divisor would be equal to the June WAP divided by the March WAP or 112 17/32 divided by 113 5/32 = 0.9945. See Table 3 below.

Table 3

Divisor Calculation

WAP March	WAP June (Without Divisor)	June Divisor	WAP June (With Divisor)
113 5/32	112 17/32	0.9945	113 5/32

The June divisor remains 0.9945 until the Index is rebalanced at the close of business the last business day of May 2004.

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EXHIBIT 2

The [Contracts] are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of the [Contracts] or any member of the public regarding the advisability of trading in the Contracts. Dow Jones’ only relationship to the CBOT is the licensing of certain trademarks and trade names of Dow Jones and the calculation, dissemination and sublicensing of the [INSERT Name of Index(es)]. Dow Jones has no obligation to take the needs of the owners of the [Contracts] into consideration in calculating, disseminating or sublicensing [INSERT Name of Index(es)]. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the [Contracts] to be listed or in the determination or calculation of the equation by which the [Contracts] are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the [Contracts]. DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE [INSERT NAME OF INDEX(ES)] OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY [THE CBOT], OWNERS OF THE [PRODUCT(S)], OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE [INSERT NAME OF INDEX(ES)] OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE [INSERT NAMES OF INDEX(ES)] OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE CBOT.

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EXHIBIT 3

The [Products] are not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. (“Dow Jones”) or the CBOT. Neither Dow Jones nor the CBOT makes any representation or warranty, express or implied, to the owners of the [Product(s)] or any member of the public regarding the advisability of trading in the Product(s). Dow Jones and the CBOT’s only relationship to the Products is the licensing of certain trademarks and trade names and of the [INSERT Name of Index(es)] which is determined, composed and calculated without regard to the [Product(s)]. Neither Dow Jones nor the CBOT has any obligation to take the needs of the owners of the [Product(s)] into consideration in determining, composing or calculating [INSERT Name of Index(es)]. Neither Dow Jones nor the CBOT is responsible for or has participated in the determination of the timing of, prices at, or quantities of the [Product(s)] to be listed or in the determination or calculation of the equation by which the [Product(s)] are to be converted into cash. Neither Dow Jones nor the CBOT has any obligation or liability in connection with the administration, marketing or trading of the [Product(s)]. NEITHER DOW JONES NOR THE CBOT GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE [INSERT NAME OF INDEX(ES)] OR ANY DATA RELATED THERETO AND NEITHER DOW JONES NOR THE CBOT SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER DOW JONES NOR THE CBOT MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE [PRODUCT(S)], OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE [INSERT NAME OF INDEX(ES)] OR ANY DATA RELATED THERETO. NEITHER DOW JONES NOR THE CBOT MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE [INSERT NAMES OF INDEX(ES)] AND ALL DATA RELATED THERETO, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES OR THE CBOT HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE CBOT.

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